UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 18, 2005

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modifications to Rights of Security Holders.

On May 18, 2005, BioSphere Medical, Inc. (“BioSphere”) filed with the Secretary of State of the State of Delaware Amendment No. 1 to Certificate of Designations, Preferences and Rights of Series A Preferred Stock of BioSphere (the “Amendment”).  The Amendment provides for modifications to the rights and preferences of the holders of BioSphere’s Series A Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”).  The Amendment was approved at BioSphere’s Annual Meeting of Stockholders on May 18, 2005 by the affirmative vote of the holders of at least a majority of the shares of BioSphere’s Common Stock, $0.01 par value per share (the “Common Stock”), issued, outstanding and entitled to vote at the Annual Meeting.  The Amendment was also approved by written consent of the holders of Series A Preferred Stock.

Amendment to Definitions

The Amendment revises the definition of “Liquidation Event” in BioSphere’s Certificate of Designations, Preferences and Rights of Series A Preferred Stock (the “Certificate of Designations”) to provide that any acquisition or business combination where BioSphere is the target of such transaction and where a change in control occurs such that the person seeking to acquire BioSphere has the power to elect a majority of BioSphere’s Board of Directors (the “Board”) as a result of the transaction (e.g., a hostile takeover) shall not constitute a “Liquidation Event”. The foregoing revision to the definition of “Liquidation Event” has the effect of eliminating the right of holders of Series A Preferred Stock to receive payments prior to or in preference of holders of Common Stock or any other class of stock that is junior to the Series A Preferred Stock on liquidation in any acquisition or business combination where BioSphere is the target of such acquisition and where a change of control occurs such that the person seeking to acquire BioSphere has the power to elect a majority of the Board as a result of such transaction. The Amendment does not alter any of the other events that constitute a “Liquidation Event” under the Certificate of Designations.

Amendment to Voting Terms

In order to ensure compliance with Nasdaq Marketplace Rule 4351 and IM-4351, the Amendment provides that the voting rights of the Series A Preferred Stock will be limited such that a holder of Series A Preferred Stock shall not be entitled to cast votes for the number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock held by such holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of Series A Preferred Stock for its shares of Series A Preferred Stock divided by (y) the closing bid price of Common Stock on the original date of issuance.  The Amendment has the effect of limiting the proportionate voting rights of the holders of Series A Preferred Stock relative to the voting rights of the holders of Common Stock on matters in which the holders of Series A Preferred Stock vote together with the holders of Common Stock on an as-converted basis such that the holders of Series A Preferred Stock will not have the right to vote a number of shares that exceeds the number of shares of Common Stock that reflects the relative contributions of the holders of the Series A Preferred Stock to BioSphere based upon the market value of the Common Stock on the date of first issuance of the shares of Series A Preferred Stock. Notwithstanding the foregoing, any holder of Series A Preferred Stock will be entitled to vote at any meeting of BioSphere’s stockholders or in any action by written consent of BioSphere’s stockholders, any shares of Series A Preferred Stock then held on any matter on which the holders of Series A Preferred Stock are entitled to vote as a separate class and will also have the right to vote any outstanding shares of Common Stock then held, whether acquired upon conversion of the Series A Preferred Stock or otherwise.

Amendment to Conversion Terms

In order to ensure compliance with Nasdaq Marketplace Rule 4350, the Amendment provides that a holder of Series A Preferred Stock shall not be entitled to convert its shares of Series A Preferred Stock if and to the extent such conversion, when aggregated with any shares of Common Stock theretofore and simultaneously therewith issued to such holder of Series A Preferred Stock upon exercise of any of the warrants to purchase Common Stock originally issued by BioSphere to the holders of Series A Preferred Stock in November 2004, would result in a change of control, within the meaning of Nasdaq Marketplace Rule 4350(i)(1)(B), or if and to the extent that such conversion, when aggregated with any shares of Common Stock theretofore and simultaneously therewith issued to such holder of Series A Preferred Stock upon exercise of the warrants, would result in the issuance of more than 19.9% of BioSphere’s Common Stock outstanding as of the initial date of issuance, for purposes of Nasdaq Marketplace Rule 4350(i)(1)(D). The Amendment has the effect of limiting the dilutive effect to holders of Common Stock resulting from the issuance of shares of Common Stock to the holders of shares of Series A Preferred Stock upon conversion of the shares of Series A Preferred Stock or upon exercise of the warrants issued to the holders of the Series A Preferred Stock.

The description of the terms and conditions of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 4.1 and incorporated by this reference.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2005, BioSphere filed with the Secretary of State of the State of Delaware an amendment to BioSphere’s Certificate of Designations, Preferences and Rights of Series A Preferred Stock that provides for modifications to the rights and preferences of the holders of Series A Preferred Stock.

Additional information regarding the Amendment is incorporated herein by reference to “Item 3.03. Material Modification to Rights of Security Holders.” of this Current Report on Form 8-K.

The description of the terms and conditions of the Amendment incorporated herein by reference to Item 3.03 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 4.1 and incorporated by this reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits

The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Certificate of Designations, Preferences and Rights of Series A Preferred Stock of BioSphere Medical, Inc.